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                               NORWEST ADVANTAGE FUNDS

                                  INCOME EQUITY FUND
                                VALUGROWTH STOCK FUND
                               DIVERSIFIED EQUITY FUND
                                  GROWTH EQUITY FUND
                               SMALL COMPANY STOCK FUND
                                  INTERNATIONAL FUND
                                       A SHARES
                                       B SHARES

                    Amendment to Prospectus Dated October 1, 1996

As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. Normally, Forum will make payments to broker-dealers in the amounts indicated on pages 58 and 62 of the Prospectus. Effective November 6, 1996, Forum will reallow the entire sales charge to broker-dealers in connection with the offering of A Shares of Diversified Equity Fund and Growth Equity Fund. In addition, effective November 6, 1996, Forum will provide additional compensation to broker-dealers in connection with the offering of A Shares of Diversified Equity Fund and Growth Equity Fund of 1.00% of the value of the shares purchased in an individual retirement account. This additional compensation is not paid for by the Funds or their shareholders.



November 1, 1996